UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

Saul Centers, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue, Suite 1500, Bethesda, Maryland	20814-6522
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(301) 986-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 15, 2009, Joel A. Friedman was appointed Senior Vice President and Chief Accounting Officer of Saul Centers, Inc. (the “Company”). Mr. Friedman replaces Kenneth D. Shoop in such position.

Mr. Friedman, 51, served in a variety of accounting positions at Chevy Chase Bank, F.S.B., a federally chartered savings bank, from June 1983 to July 2009, at which time he served as Senior Vice President and Controller, the bank’s chief accounting officer. Until its acquisition by Capital One Financial Corporation in February 2009, Chevy Chase Bank, F.S.B. was owned by entities controlled by the Company’s Chairman and Chief Executive Officer, B. Francis Saul II.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

	By:	/s/ Scott V. Schneider
	Name:	Scott V. Schneider
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: September 17, 2009